SHARE PURCHASE AGREEMENT

THIS AGREEMENT is made as of the 17th of June , 2004

AMONG:


          KS E-MEDIA HOLDINGS INC., a corporation formed pursuant to the laws of the State of Delaware and having an office for business located at 1145 West 7th Avenue, Vancouver, BC VGH1B5

          ("KS E-Media")

AND:

          TIANJIN ZHONGJIN BIOLOGY DEVELOPMENT CO., LTD., a company formed pursuant to the laws of the People's Republic of China and having an office for business located at 1801 Guangyiun Building, Youyibeilu, Hexi Dstrict, Tianjin, China

          ("Zhongjin")

AND:

          The shareholders of Zhongjin, each of whom are set forth on the signature page of this Agreement

WHEREAS:

A. The Zhongjin Shareholders own 1,500 Zhongjin Shares, being 100% of the presently issued and outstanding Zhongjin Shares;

B. KS E-Media is a reporting company whose common stock is quoted on the NASD "Bulletin Board"; and

C. The respective Boards of Directors of KS E-Media, and Zhongjin deem it advisable and in the best interests of KS E-Media and Zhongjin that Zhongjin become a wholly-owned subsidiary of KS E-Media (the "Acquisition") pursuant to this Agreement.

NOW THEREFORE THIS AGREEMENT WITNESSETH THAT in consideration of the premises and the mutual covenants, agreements, representations and warranties contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

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                                    ARTICLE I
                         DEFINITIONS AND INTERPRETATIONS

Definitions

1.1  In this Agreement the following terms will have the following meanings:

     (a) "Acquisition" means the Acquisition, at the Closing, of Zhongjin by KS E-Media pursuant to this Agreement;

     (b) "Acquisition Shares" means the 3,658,375 KS E-Media Common Shares to be issued to the Zhongjin Shareholders at Closing pursuant to the terms of the Acquisition;

     (c) "Agreement" means this share purchase agreement among KS E-Media, Zhongjin, and the Zhongjin Shareholders;

     (d) "Closing" means the completion, on the Closing Date, of the transactions contemplated hereby in accordance with Article 9 hereof;

     (e) "Closing Date" means the day on which all conditions precedent to the completion of the transaction as contemplated hereby have been satisfied or waived;

     (f) "KS E-Media Accounts Payable and Liabilities" means all accounts payable and liabilities of KS E-Media, on a consolidated basis, due and owing or otherwise constituting a binding obligation of KS E-Media and its subsidiaries (other than a KS E-Media Material Contract) as of March 31, 2004 as a set forth in Schedule "B" hereto;

     (g) "KS E-Media Accounts Receivable" means all accounts receivable and other debts owing to the KS E-Media, on a consolidated basis, as of March 31, 2004 as set forth in Schedule "C" hereto;

     (h) "KS E-Media Assets" means the undertaking and all the property and assets of the KS E-Media Bussiness of every kind and description wheresoever situated including, without limitation, KS E-Media Equipment, KS E-Media Inventory, KS E-Media Material Contracts, KS E-Media Accounts Receivable, KS E-Media Cash, KS E-Media Intangible Assets and KS E-Media Goodwill, and all credit cards, charge cards and banking cards issued to KS E-Media;

     (i) "KS E-Media Bank Accounts" means all of the bank accounts, lock boxes and safety deposit boxed of KS E-Media and its subsidiaries or relating to the KS E-Media as set forth in Schedule "D" hereto;

     (j) "KS E-Media Business" means all aspects of any business conducted by KS E-Media and its subsidiaries;

     (k) "KS E-Media Cash" means all cash on hand or on deposit to the credit of KS E-Media and its subsidiaries on the Closing Date;

     (l) "KS E-Media Common Shares" means the shares of common stock in the capital of KS E-Media;

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     (m)  "KS E-Media Debt to Related Parties" means the debts owned by KS
          E-Media to any affiliate, director or officer of KS E-Media as describe in Schedule "E" hereto;

     (n) "KS E-Media Equipment" means all machinery, equipment, furniture, and furnishings used in the KS E-Media Business, including, without limitation, the items more particularly described in Schedule "F" hereto;

     (o) "KS E-Media Financial Statements" means, collectively, the audited consolidated financial statements of KS E-Media for the fiscal year ended September 30, 2003, together with the unqualified auditors' report thereon, and the unaudited consolidated financial statements of KS E-Media for the six month period ended March 31, 2004, true copies of which are attached as Schedule "A" hereto;

     (p) "KS E-Media Goodwill" means the goodwill of the KS E-Media Business including the right to all corporate, operating and trade names associated with the KS E-Media Business, all books and records and other information relating to the KS E-Media Business, all necessary licenses and authorizations and any other rights used in connection with the KS E-Media Business;

     (q) "KS E-Media Insurance Policies" means the public liability insurance and insurance against loss or damage to the KS E-Media Assests and the KS E-Media Business as described in Schedule "G" hereto;

     (r) "KS E-Media Intangible Assets" means all of the intangible assets of KS E-Media and its subsidiaries, including, without limitation, KS E-Media Goodwill, all trademarks, logos, copyrights, designs, and other intellectual and industrial property of KS E-Media and its subsidiaries;

     (s) "KS E-Media Inventory" means all inventory and supplies of the KS E-Media Business as of March 31, 2004, as set forth in Schedule "H" hereto;

     (t) "KS E-Media Material Contracts" means the burden and benefit of and the right, title and interest of KS E-Media and the subsidiaries in, to and under all trade and non-trade contracts, engagements or commitments, whether written or oral, to which KS E-Media or its subsidiaries are entitled to receive the sum of $10,000 or more including, without limitation, any pension plans, profit sharing plans, bonus plans, loan agreements, security agreements, indemnities and guarantees, any agreements with employees, lessees, licensees, managers, accountants, suppliers, agents, distributors, officers, directors, attorneys and others which cannot be terminated without liability on not more than one month's notice, and those contracts listed in Schedule "I" hereto;

     (u) "Place of Closing" means the offices of Sichenzia Ross Friedman Ference LLP, or such other place as KS E-Media and Zhongjin may mutually agree upon;

     (v) "Zhongjin Accounts Payable and Liabilities" means all accounts payable and liabilities of Zhongjin, due and owning or otherwise constituting a binding obligation of Zhongjin (other than a Zhongjin Material Contact) as of March 31, 2004 as set forth in Schedule "K" hereto;

     (w) "Zhongjin Accounts Receivable" means all accounts receivable and other debts owing to Zhongjin, as of March 31, 2004 as set forth in Schedule "L" hereto;

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     (x)  "Zhongjin Assets" means the undertaking and all the property and assets of the Zhongjin Business of every kind and description wheresoever situated including, without limitatio, Zhongjin Equipment, Zhongjin Inventory, Zhongjin Material Contracts, Zhongjin Accounts Receivbale, Zhongjin Cash, Zhongjin Intangible Assets and Zhongjin Goodwill, and all credit cards, charge cards and banking cards issued to Zhongjin;

     (y) "Zhongjin Bank Accounts" means all of the bank accounts, lock boxes safety deposit boxes of Zhongjin or relating to the Zhongjin Business as set forth in Schedule "M" hereto;

     (z) "Zhongjin Business" means all aspects of the business conducted by Zhongjin;

     (aa) "Zhongjin Cash" means all cash on hand or on deposit to the credit of Zhongjin on the Closing Date;

     (bb) "Zhongjin Debt to Related Parties" means the debts owed by Zhongjin and subsidiaries to the Zhongjin Shareholders or to any family member thereof, or to any affiliate, director or officer of Zhongjin or the Zhongjin as described in Schedule "N";

     (cc) "Zhongjin Equipment" means all machinery, equipment, furniture, and furnishings used in the Zhongjin Business, including, without limitation, the items more particularly described in Schedule "O" hereto;

     (dd) "Zhongjin Financial Statements" means collectively, the audited consolidated financial statements of Zhongjin for the period from inception to December 31, 2003, together with the reviewed financial statements for the three month period ended March 31, 2004, true copies of which are attached as Schedule "J" hereto;

     (ee) "Zhongjin Goodwill" means the goodwill of the Zhongjin Business together with the exclusive right of KS E-Media to represent itself as carrying on the Zhongjin Business in succession of Zhongjin subject to the terms hereof, and the right to use any words indicating that the Zhongjin Business is so carried on including the right to use the name "Zhongjin" or "Zhongjin International" or any variation thereof as part of the name of or in connection with the Zhongjin Business or any part thereof carried on or to be carried on by the Zhongjin, the right to all corporate, operating and trade names associated with the Zhongjin Business, or any variations of such names as part of or in connection with the Zhongjin Business, all necessary licenses and authorizations and any other rights used in connection with the Zhongjin Business;

     (ff) "Zhongjin Insurance Policies" means the public liability insurance and insurance against loss or damage to Zhongjin Assets and the Zhongjin Business as described in Schedule "P" hereto;

     (gg) "Zhongjin Intangible Assets" means all of the intangible assets of Zhongjin, including, without limitation, Zhongjin Goodwill, all trademarks, logos, copyrights, designs, and other intellectual and industrial property of Zhongjin and its subsidiaries;

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
     (hh) "Zhongjin Inventory" means all inventory and supplies of the Zhongjin Business as of March 31, 2004 as set forth in Schedule "Q" hereto;

     (ii) "Zhongjin Material Contracts" means the burden and benefit of and the right, title and interest of Zhongjin in, to and under all trade and non-trade contracts, engagements or commitments, whether written or oral, to which Zhongjin is entitled in connection with the Zhongjin Business whereunder Zhongjin is obligated to pay or entitled to receive the sum of $10,000 or more including, without limitation, any pension plans, profit sharing plans, bonus plans, loan agreements, security agreements, indemitites and guarantees, any agreements with employees, lessees, licensees, managers, accountants, suppliers, agents, distributors, officers, directors, attorneys or others which cannot be terminated without liability on not more than one month's notice, wand those contracts listed in Schedule "R" hereto;

     (jj) "Zhongjin Related Party Debts" means the debts owed by the Zhongjin Shareholders or by any family member thereof, or by any affiliate, director or officer of Zhongjin or the Zhongjin Shareholders, to Zhongjin as described in Schedule "S"; and

     (kk) "Zhongjin Shares" means all of the issued and outstanding shares of Zhongjin's equity stock.

Any other terms defined within the text of this Agreement will have the meanings so ascribe to them.

Captions and Section Numbers

1.2 The headings and section references in this Agreement are for convenience of reference only and do not form a part of this Agreement and are not intended to interpret, define or limit the scope, extent or intent of this Agreement or any provision thereof.

Section Reference and Schedules

1.3 Any reference to a particular "Article", "section". "paragraph", "clause", or other subdivision is to the particular Article, section clause or other subdivision of this Agreement and any reference to a Schedule by letter will mean the appropriate Schedule attached to this Agreement and by such reference the appropriate Schedule is incorporated into and mate part of this Agreement. The Schedules to this Agreement are as follows:

Information concerning KS E-Media

         Schedule "A"      KS E-Media Financial Statements
         Schedule "B"      KS E-Media Accounts Payable and Liabilities
         Schedule "C"      KS E-Media Accounts Receivable
         Schedule "D"      KS E-Media Bank Accounts
         Schedule "E"      KS E-Media Debts to Related Parties
         Schedule "F"      KS E-Media Equipment
         Schedule "G"      KS E-Media Insurance Policies
         Schedule "H"      KS E-Media Inventory
         Schedule "I"      KS E-Media Material Contracts

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
Information concerning Zhongjin

         Schedule "J"      Zhongjin Financial Statements
         Schedule "K"      Zhongjin Accounts Payable and Liabilities
         Schedule "L"      Zhongjin Accounts Receivable
         Schedule "M"      Zhongjin Bank Accounts
         Schedule "N"      Zhongjin Bedts to Related Parties
         Schedule "O"      Zhongjin Equipment
         Schedule "P"      Zhongjin Insurance Policies
         Schedule "Q"      Zhongjin Inventory
         Schedule "R       Zhongjin Material Contracts
         Schedule "S"      Zhongjin Related Party Debts

Severablility of Clauses

1.4 If any part of this Agreement is declared or held to be invalid for any reason, such invalidity will not affect the validity of the remainder which will continue in full force and effect and be construed as if this Agreement had been executed without the invalid portion, and it is hereby declared the intention of the parties that this Agreement would have been executed without reference to any portion which may, for any reason, be hereafter declared or held to be invalid.

                                    ARTICLE 2
                                 THE ACQUISITION

Sale of Shares

2.1 The Zhongjin Shareholders hereby agree to sell to KS E-Media the Zhongjin Shares in exchange for the Acquisition Shares on the Closing Date and to transfer to KS E-Media on the Closing Date 100% undivided interest in and to the Zhongjin Shares free from all liens, mortgages, charges, pledges, encumbrances or other burdens with all rights now or thereafter attached thereto.

Allocation of Consideration

2.2 The Acquisition Shares shall be allocated to the Zhongjin Shareholders on the basis of 2,438.9166 Acquisition Shares for each one Zhongjin Share held by a Zhongjin Shareholder.

Adherence with Applicable Securities Laws

2.3 The Zhongjin Shareholders agree that they are acquiring the Acquisition Shares for investment purposes and will nto offer, sell or otherwise transfer, pledge or hypothecate any of the Acquisition Shares issued to them (other than pursuant to an effective Registration Statement under the Securities Act of 1933, as amended) directly or indirectly unless:

     (a)  the sale is to KS E-Media;

     (b) the sale is made pursuant to the exemption from registration under the Securities Act of 1933, as amended, provided by Rule 144 thereunder; or

     (c) the Acquisition Shares are sold in a transaction that does not require registration under the Securities Act of 1933, as amended, or any applicable United States state laws and regulations governing the offer and sale of securities, and the vendor has furnished to KS E-Media an opinion of counsel to that effect or such other written opinion as may be reasonably required by KS E-Media.

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
          The Zhongjin Shareholders acknowledge that the certificates representing the Acquisition Shares shall bear the following legend:

         NO SALE, OFFIER TO SELL, OR TRANSFER OF THE SHARES REPRESENTED BY THIS CERTIFICATE SHALL BE MADE UNLESS A REGISTRATION STATEMENT UNDER THE FEDERAL SECURITIES ACT OF 1933, AS AMENDED, IN RESPECT OF SUCH SHARES IS THEN IN EFFECT OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SAID ACT IS THEN IN FACT APPLICABLE TO SAID SHARES.

                                    ARTICLE 3
                         REPRESENTATIONS AND WARRANTIES
                                  OF KS E-MEDIA

Representations and Warranties

3.1 KS E-Media hereby represents and warranties in all material respects to Zhongjin and the Zhongjin Shareholders, with the intent that Zhongjin and the Zhongjin Shareholders will rely thereon in entering into this Agreement and in approving and completing the transactions contemplated hereby, that:

KS E-Media - Corporate Status and Capacity

     (a) Incorporation. KS E-Media is a corporation duly incorporated an validly subsisting under the laws of the State of Delaware, and is in good standing with the office of the Secretary of State for the State of Delaware;

     (b) Carrying on a Business. KS E-Media conducts the business describe in its filings with the Securities and Exchange Commission and does not conduct any other business. KS E-Media is a duly authorized to carry on such business in Vancouver, BC, Canada. The nature of the KS E-Media Business does not require KS E-Media to register or otherwise be qualified to carry on business in any other jurisdictions;

     (c) Corporate Capacity. KS E-Media has the corporate power, capacity and authority to own the KS E-Media Assets and to enter into and complete this Agreement.

     (d) Reporting Status; Listing. KS E-Media is required to file current reports with the Securities and Exchange Commission pursuant to section 15(d) of the Securities Exchange Act of 1934, the KS E-Media Common Shares are quoted on the NASD "Bulletin Board", and all the reports required to be filed by KS E-Media with the Securities and Exchange Commission or NASD have been timely filed;

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KS E-Media - Capitalization

     (e) Authorized Capital. The authorized capital of KS E-Media consists of 30,000,000 KS E-Media Common Shares, $0.0001 par value and 5,000,000 shares of preferred stock. $0.0001 par value, of which 3,015,558 KS E-Media Common Shares, and no shares of preferred stock are presently issued and outstanding.

     (f) No Option, Warrant or Other Right. No person, firm or corporation has any agreement, option, warrant, preemptive right or any other right capable of becoming an agreement, option, warrant or right for any acquisition of KS E-Media Common Shares or for the purchase, subscription or issuance of any of the unissued shares in the capital of KS E-Media;

KS E-Media Records and Financial Statements

     (g) Charter Documents. The charter documents of KS E-Media and its subsidiaries have not been altered since the incorporation of each, respectively, except as filed in the record books of KS E-Media or its subsidiaries, as the case may be;

     (h) Corporate Minute Books. The corporate minute books of KS E-Media and its subsidiaries are complete and each of the minutes contained there in accurately reflect the actions that were taken at a duly called and held meeting or by consent without a meeting. All actions by KS E-Media and its subsidiaries which required director or shareholder approval are reflected on the corporate minute books of KS E-Media and its subsidiaries. KS E-Media and its subsidiaries are not in violation or breach of, or in default with respect to, any term of their respective Certificates of Incorporation (or other charter documents) or by-laws.

     (i) KS E-Media Financial Statements. The KS E-Media Financial Statements present fairly, in all material respects, the assets and liabilities (whether accrued, absolute, contingent or other wise) of KS E-Media, on a consolidated basis, as of the respective dates thereof, and the sales and earning of the KS E-Media Business during the periods covered thereby, in all material respects and have been prepared in substantial accordance with generally accepted accounting principles consistently applied;

     (j) KS E-Media Accounts Payable and Liabilities. There are no material liabilities, contingent or otherwise, of KS E-Media or its subsidiaries which are not disclosed in Schedule "B" hereto or reflected in the KS E-Media Financial Statements except those incurred in the ordinary course of business since the date of the said schedule and the KS E-Media Financial Statements, and neither KS E-Media nor its subsidiaries have guaranteed or agreed to guarantee any debt, liability or other obligation of any person, firm or corporation. Without limiting the generality of the foregoing, all accounts payable and liabilities of KS E-Media as of March 31, 2004, are described in Schedule "B" hereto;

     (k) KS E-Media Accounts Receivable. All the KS E-Media Accounts Receivable result from bona fide business transactions and services actually rendered without, to the knowledge and belief of KS E-Media, any claim by the obligor for set-off or counterclaim. Without limiting the generality of the foregoing, all accounts receivable of KS E-Media as of March 31, 2004, are described in Schedule "C" hereto:

     (l) KS E-Media Bank Accounts. All of the KS E-Media Bank Accounts, their location, numbers and the authorized signatories thereto are set forth in Schedule "D" hereto;

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     (m)  No Debt to Related Parties. Except as disclosed in Schedule "E"
          hereto, neither KS E-Media nor any of its subsidiaries is, and on Closing will not be, indebted to any affiliate, director or office of KS E-Media except accounts payable on account of bona fide business transactions of KS E-Media incurred in normal course of the KS E-Media Business, including employment agreements, none of which are more than 30 days in arrears;

     (n) No Related Party Debt to KS E-Media. No director or officer or affiliate of KS E-Media nor any of its subsidiaries is, and on Closing will not be, indebted to any affiliate, director or officer of KS E-Media or any subsidiary on any account whatsoever, except for advances on account of travel and other expenses not exceed $1,000 in total;

     (o) No Dividends. No dividends or other distributions on any shares in the capital of KS E-Media have been made, declared or authorized since the date of KS E-Media Financial Statements;

     (p) No Payments. No payments of any kind have been made or authorized since the date of the KS E-Media Financial Statements to or on behalf of officers, directors, shareholders or employees of KS E-Media or its subsidiaries or under any management agreements with KS E-Media or its subsidiaries, except payments made in the ordinary course of business and at the regular rates of salary or other remuneration payable to them;

     (q) No Pension Plans. There are no pension, profit sharing, group insurance or similar plans or other deferred compensation plans affecting KS E-Media;

     (r)  No Adverse Events. Since the date of the KS E-Media Financial
          Statement

          (i) there has not been any material adverse change in the consolidate financial position or condition of KS E-Media, its subsidiaries, its liabilities or the KS E-Media Assets or any damage, loss or other change in circumstances materially affecting KS E-Media, the KS E-Media Business or the KS E-Media Assets or KS E-Media' right to carry on the KS E-Media Business, other than changes in the ordinary course of business,

          (ii) there has not been any damage, destruction, loss or other event (whether or not covered by insurance) materially and adversely affecting KS E-Media, its subsidiaries, the KS E-Media Business or the KS E-Media Assets,

          (iii) there has not been any material increase in the compensation payable or to become payable by KS E-Media to any of KS E-Media' officers, employees or agents or any bonus, payment or arrangement made to or with any of them,

          (iv) the KS E-Media Business has been and continues to be carried on in the ordinary course, (v) KS E-Media has not waived or surrendered any right of material value, (vi) neither KS E-Media nor its subsidiaries have discharged or satisfied or pain any lien or encumbrance or obligation or liability other than current liabilities in the ordinary course of business, and

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          (vii) no capital expenditures in excess of $10,000 individually or
               $30,000 in total have been authorized or made.

KS E-Media - Income Tax Matters

     (s) Tax Returns. All tax returns and reports of KS E-Media and its subsidiaries required by law to be filed have been filed and are true, complete and correct, and any taxes payable in accordance with any return filed by KS E-Media and its subsidiaries or in accordance with any notice of assessment or reassessment issued by any taxing authority have been so paid;

     (t) Current Taxes. Adequate provisions have been made for taxes payable for the current period for which tax returns are not yet required to be filed and there are not agreements, waivers, or other arrangements providing for an extension of time with respect to the filing of any tax return by, or payment of, any tax, governmental charge or deficiency by KS E-Media or its subsidiaries. KS E-Media is not aware of any contingent tax liabilities or any grounds which would prompt a reassessment including aggressive treatment of income and expenses in filing earlier tax returns;

KS E-Media - Applicable Laws and Legal Matters

     (u) Licenses. KS E-Media and its subsidiaries hold all licenses and permits as may be requisite for carrying on the KS E-Media Business in the manner in which it has heretofore been carried on, which licenses and permits have been maintained and continue to be in good standing except where the failure to obtain or maintain such licenses or permits would not have a material adverse effect on the KS E-Media Business;

     (v) Applicable Laws. Neither KS E-Media nor its subsidiaries have been charged with or received notice of breach of any laws, ordinances, statutes, regulations, by-laws, orders or decrees to which they are subject or which apply to them the violation of which would have am material adverse effect on the KS E-Media Business, and to KS E-Media' knowledge, neither KS E-Media nor its subsididaires are in breach of any laws, ordinances, statutes, regulations, bylaws, orders or decrees in the contravention of which would result in a material adverse impact on the KS E-Media Business;

     (w) Pending or Threatened Litigation. There is no material litigation or administrative or governmental proceeding pending or threatened against or relating to KS E-Media,, its subsidiaries, the KS E-Media Business, or any of the KS E-Media Assets nor does KS E-Media have nay knowledge of any deliberate act or omission of KS E-Media or its subsidiaries that would form any material basis for any such action or proceeding;

     (x) No Bankruptcy. Netierh KS E-Media nor its subsidiaries have made any voluntary assignment or proposal under applicable laws relating to insolvency and bankruptcy and no bankruptcy petition has been filed or presented against KS E-Media or its subsidiaries and no order has been made or a resolution passed for the winding-up, dissolution or liquidation of KS E-Media or its subsidiaries;

     (y) Labor Maters. Neither KS E-Media nor its subsidiaries are party to any collective agreement relating to the KS E-Media Business with any labor union or other association of employees and no part of the KS E-Media Business has been certified as a unit appropriate for collective bargaining or, to the knowledge of KS E-Media, has made any attempt in that regard;

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
     (z) Finder's Fees. Neither KS E-Media, nor its subsidiaries are party to any agreement which provides for the payment of finder's fees, brokerage fees, commission or other fees or amounts which are or may become payable to any third party in connection with the execution and delivery of this Agreement and the transactions contemplated herein.

Execution and Performance of Agreement

     (aa) Authorization and Enforceability. The execution and delivery of this Agreement, and the completion of the transactions contemplated hereby, have been duly and validly authorized by all necessary corporate action on the part of KS E-Media;

     (bb) No Violation or Breach. The execution and performance of this Agreement will not: (i) violate the charter documents of KS E-Media or result in any breach of, or default under, any loan agreement, mortgage, deed of trust, or any other agreement to which KS E-Media or its subsidiaries are party,

          (ii) give any person any right to terminate or cancel any agreement including, without limitation, the KS E-Media Material Contracts, or any right or rights enjoyed by KS E-Media or its subsidiaries,

          (iii) result in any alteration of KS E-Media' or its subsidiaries' obligations under any agreement to which KS E-Media or its subsidiaries are party including, without limitation, the KS E-Media Material Contracts,

          (iv) result in the creation or imposition of any lien, encumbrance or restriction of any nature whatsoever in favor of a third party upon or against the KS E-Media Assets,

          (v) result in the imposition of any tax liability to KS E-Media or its subsidiaries relating to the KS E-Media Assets, or

          (vi) violate any court order or decree to which either KS E-Media or its subsidiaries are subject;

The KS E-Media Assets - Ownership and Condition

     (cc) Business Assets. The KS E-Media comprise all of the property and assets of the KS E-Media Business, and no other person, firm or corporation owns any assets used by KS E-Media or its subsidiaries in operating the KS E-Media Business, whether under a lease, rental agreement or other arrangement, other than as disclosed in Schedules "F" or "I" hereto;

     (dd) Title. KS E-Media or its subsidiaries are the legal and beneficial owner of the KS E-Media Business, free and clear of all mortgages, liens, charges, pledges, security interests, encumbrances or other claims whatsoever, save and except as disclosed in Schedules "F" or "I" hereto;

     (ee) No Option. No person, firm or corporation has any agreements or options or a right capable of becoming an agreement for the purchase of any of the KS E-Media Assets;

     (ff) KS E-Media Insurance Policies. KS E-Media and its subsidiaries maintain the public liability insurance and insurance against loss or damage to the KS E-Media Assets and the KS E-Media Business as describe in Schedule "G" hereto;

     (gg) KS E-Media Material Contracts. The KS E-Media Material Contracts listed in Schedule "I" constitute all of the material contracts of KS E-Media and its subsidiaries;

     (hh) No Default. There has not been any default in any material obligation of KS E-Media or any other party to be performed under any of the KS E-Media Material Contracts, each of which is in good standing and in full force and effect and unamended (except as disclosed in Schedule "I" hereto), and KS E-Media is not aware of any default in the obligations of any other party to any of the KS E-Media Material Contracts;

     (ii) No Compensation on Termination. There are no agreements, commitments or understandings relating to severance pay or separation allowances on termination of employment of any employee of KS E-Media or its subsidiaries. Neither KS E-Media nor its subsidiaries are obliged to pay benefits or share profits with any employee after termination of employment except as required by law;

KS E-Media Assets - KS E-Media Equipment

     (jj) KS E-Media Equipment. The KS E-Media Equipment has been maintained in a good manner consistent with that of a reasonably prudent owner and such equipment is in good working condition;

KS E-Media Assets - KS E-Media Goodwill and Other Assets

     (kk) KS E-Media Goodwill. KS E-Media and its subsidiaries does not carry on the KS E-Media Business under any other business or trade names. KS E-Media does not have any knowledge of any infringement by KS E-Media or its subsidiaries of any patent, trademarks, copyright or trade secret;

The KS E-Media Business

     (ll) Maintaenance of Business. Since the date of the KS E-Media Financial Statements, KS E-Media and its subsidiaries have not entered into any material agreements or commitment except in the ordinary course and except as disclosed herein;

     (mm) Subsidiaries. Except for the Kama Sutra Media Ltd., KS E-Media does not own any subsidiaries and does not otherwise own, directly or indirectly, any shares or interest in any other corporation, partnership, joint venture or firm; and

KS E-Media - Acquisition Shares

     (nn) Acquition Shares. The Acquisition Shares when delivered to the Zhongjin Shareholders pursuant to the Acquisition shall be validly issued and outstanding as fully pain and non-assessable shares and the Acquisition Shares shall be transferable upon the books of KS E-Media, in all cases subject to the provisions and restrictions of all applicable securities laws.

Non-Merger and Survival

3.2 The representations and warranties of KS E-Media contained herein will be true at and as of Closing in all material respects as though such representations and warranties were made as of such time. Notwithstanding the completion of the transactions contemplated hereby, the waiver of any condition contained herein (unless such waiver expressly releases a party from any such representation or warranty) or any investigation made by Zhongjin or the Zhongjin Shareholders, the representations or warranties of KS E-Media shall survive the Closing.

Indemnity

3.3 KS E-Media agrees to indemnify and save harmless Zhongjin and the Zhongjin Shareholders from and against any and all claims, demands, actions, suits, proceedings, assessments, judgments, damages, costs, losses and expenses, including any payment made in good faith in settlement of any claim (subject to the right of KS E-Media to defend any such claim), resulting from the breach by it of any representation or warranty made under this Agreement or from any misrepresentation in or omission from any certificate or other instrument furnished or to be furnished by KS E-Media to Zhongjin or the Zhongjin Shareholders hereunder.

                                    ARTICLE 4
                             COVENANTS OF KS E-MEDIA

4.1 KS E-Media covenants and agrees with Zhongjin and the Zhongjin Shareholdes that it will:

     (a) Conduct of Business. Until the Closing, conduct the KS E-Media Business diligently and in the ordinary course consistent with the manner in which the KS E-Media Business generally has been operated up to the date of the execution of this Agreement;

     (b) Preservation of Business. Until the Closing, use its best efforts to preserve the KS E-Media Business and the KS E-Media Assets and, without limitation, preserve for Zhongjin KS E-Media's and its subsidiaries' relationships with any third party having business relations with them;

     (c) Access. Until the Closing, give Zhongjin, the Zhongjin Shareholders, and their representatives full access to all of the properties, books, contracts, commitments and records of KS E-Media, and furnish to Zhongjin, the Zhongjin Shareholders and their representatives all such information as they may reasonably request;

     (d) Procure Consents. Until the Closing, take all reasonable steps required to obtain, prior to the Closing, any and all third party consents required to permit the Acquisition and to preserve and maintain the KS E-Media Assets notwithstanding the change in control of Zhongjin arising from the Acquisition;

     (e) Stock Dividend. Within ten (10) days from the Closing Date, KS E-Media shall effectuate a four-for-one forward split of the KS E-Media Common Shares by way of stock dividend;

     (f) Name Change. Forthwith after the Closing, take such steps are required to change the name of KS E-Media to "Genex Pharmacuetical, Inc." or such similar name as may be acceptable to the board of directors of Zhongjin; and

     (g) Sale of Business. Within thirty (30) days from the Closing Date, KS E-Media shall sell its business operations, as they exist immediately prior to the Closing, to Mayur Pandya. In consideration of the sale, Mr. Pandya shall return 2,212,500 KS E-Media Common Shares to KS E-Media to Mr. Pandya. Other than indebtedness of Zhonjin, KS E-Media shall have noo indebtedness or other liability of any kind or nature after the salee of the business to Mr. Pandya, save and except liabilities incurred in connection with the Acquisition.

Authorization

4.2 KS E-Media hereby agrees to authorize and direct any and all federal, state, municipal, foreign and international governments and regulatory authorities having jurisdiction respecting KS E-Media and its subsidiaries to release any and all information in their possession respecting KS E-Media and its subsidiaries to the Zhongjin Shareholders. KS E-Media shall promptly execute and deliver to the Zhongjin Shareholders any and all consents to the release of information and specific authorizations which the Zhongjin Shareholders reasonably requires to gain access to any and all such information.

Survival

4.3 The covenants set forth in this Article shall survive the Closing for the benefit of Zhongjin and the Zhongjin Shareholders.

                                    ARTICLE 5
                        REPRESENTATIONS AND WARRANTIES OF
                            THE ZHONGJN SHAREHOLDERS

Representations and Warranties

5.1 The Zhongjin Shareholders hereby jointly and severaly represent and warrant in all material respect to KS E-Media, with the intent that it will rely thereon in entering into this Agreement and in approving and completing the transactions contemplated hereby, that:

Zhongjin - Company Status and Capacity

     (a) Formation. Zhongjin is a company duly formed and validly subsisting under the laws of the People's Republic of China;

     (b) Carrying on Business. Zhongjin carries on the Zhongjin Business primarily in the People's Republic of Chnina and does not carry on any material business activity in any other jurisdiction. Zhongjin is duly authorized to carry on the Zhongjin Business does not require that Zhongjin to register or otherwise be quialified to carry on the business in any other jurisdiction;

     (c)Legal Capacity. Zhongjin has the legal power, capacity and authority to own Zhongjin Assets, to carry on the Business of Zhongjin and to enter into and complete this Agreement;

Zhongjin - Capitalization

     (d) Authorized Capital. The authorized capital of Zhongjin consists of 1,500 shares of capital stock;

     (e) Ownership of Zhongjin Shares. The issued and outstanding share capital of Zhongjin will on Closing consist of 1,500 capital shares (being the Zhongjin Shares), which shares on Closing shall be validly issued and outstanding as fully paid and non-assessable shares. The Zhongjin Shareholders will be at Closing the registered and beneficial owners of the 1,500 Zhongjin Shares. The Zhongjin Shares owned by the Zhongjin Shareholders will on Closing be free and clear of any and all liens, charges, pledges, encumbrances, restrictions on transfer and adverse claims whatsoever;

     (f) No Option, Warrant or Other Right. No person, firm or corporation has any agreement, option, warrant, preemptive right or any other right capable of becoming an agreement, option, warrant or right for the acquisition of Zhongjin Shares held by the Zhongjin Shareholders or for the purchase, subscription or issuance of any of the unissued shares in the capital of Zhongjin;

     (g) No Restrictions. There are no restrictions on the transfer, sale or other disposition of Zhongjin Shares contained in the charter documents of Zhongjin or under any agreement;

 Zhongjin - Records and Financial Statements

     (h) Charter Documents. The charter documents of Zhongjin have not been altered since its formation date, except as filed in the record books of Zhongjin;

     (i) Minute Books. The minute books of Zhongjin are complete and each of the minutes contained therein accurately reflect the actions that were taken at a duly called and held meeting or by consent without a meeting. All actions by Zhongjin which required director or shareholder approval are reflected on the corporate minute books of Zhongjin. Zhongjin is not in violation or breach of, or in default with respect to, any term of its Certificate of Incorporation (or other charter documents) or by-laws.

     (j) Zhongiin Financial Statements. The Zhongjin Financial Statements present fairly, in all material respects, the assets and liabilities (whether accrued, absolute, contingent or otherwise) of Zhongjin as of the date thereof, and the sales and earnings of the Zhongjin Business during the periods covered thereby, in all material respects, and have been prepared in substantial accordance with generally accepted accounting principles consistently applied;

     (k) Zhongiin Accounts Payable and Liabilities. There are no material liabilities, contingent or otherwise, of Zhongjin which are not disclosed in Schedule "K" hereto or reflected in the Zhongjin Financial Statements except those incurred in the ordinary course of business since the date of the said schedule and the Zhongjin Financial Statements, and Zhongjin has not guaranteed or agreed to guarantee any debt, liability or other obligation of any person, firm or corporation. Without limiting the generality of the foregoing, all accounts payable and liabilities of Zhongjin as of March 31, 2004 are described in Schedule "K" hereto;

     (l) Zhongjin Accounts REceivable. All the Zhongjin Accounts Receivable result from bona fide business transactions and services actually rendered without, to the knowledge and belief of the Zhongjoin Shareholders, any claim by the obligor for set-off or counterclaim. Without limiting the generality of the foregoing, all accounts receivable of Zhongjin as of MArch 31, 2004, are described in Schedule "L" hereto;

     (m) Zhongjin Bank Accounts. All of the Zhongjin Bank Accounts, their location, numbers and the authorized signatories thereto are as set forth in Schedule "M" hereto;

     (n) No Debt to Related Parties. Except as disclosed in Schedule "N" hereto, Zhongjin is not and on Closing will not be, indebted to the Zhongjin Shareholders nor to any family member thereof, nor to any affiliate, director or officer of Zhongjin or the Zhongjin Shareholders except accounts payable on account of bona fide business transactions of Zhongjin incurred in normal course of Zhongjin Business, including employment agreements with the Zhongjin Shareholders, none of which are more than 30 days in arrears;

     (o) No Related Party Debt to Zhongjin. Except as set forth on Schedule "S" hereto, no Zhongjin Shareholder nor any director, officer or affiliate of Zhongjin is now indebted to or under any financial obligation to Zhongjin on any account whatsoever, except for advances on account of travel and other expenses not exceeding $5,000 in total;

     (p) No Dividends. No dividends or other distributions on any shares in the capital of Zhongjin have been made, declared or authorized since the date of the Zhongjin Financial Statements;

     (q) No Payments. No payments of any kind have been made or authorized since the date of the Zhongjin Financial Statements to or on behalf of the Zhongjin Shareholders or to or on behalf of officers, directors, shareholders or employees of Zhongjin or under any management agreements with Zhongjin, except payments made in the ordinary course of business and at the regular rates of salary or other remuneration payable to them;

     (r) No Pension Plans. There are no pension, profit sharing, group insurance or similar plans or other deferred compensation plans affecting Zhongjin, except as set forth in the Zhongjin Financial Statements;

     (s)  No Adverse Events. Since the date of the Zhongjin Financial
          Statements:

          (i) there has not been any material adverse change in the consolidated financial position or condition of Zhongjin, its liabilities or the Zhongjin Assets or any damage, loss or other change in circumstances materially affecting Zhongjin, the Zhongjin Business or the Zhongjin Assets or Zhongjin's right to carry on the Zhongjin Business, other than changes in the ordinary course of business,

          (ii) there has not been any damage, destruction, loss or other event (whether or not covered by insurance) materially and adversely affecting Zhongjin, the Zhongjin Business or the Zhongjin Assets,

          (iii) there has not been any material increase in the compensation payable or to become payable by Zhongjin to the Zhongjin Shareholders or to any of Zhongjin's officers, employees or agents or any bonus, payment or arrangement made to or with any of them,

          (iv) the Zhongjin Business has been and continues to be carried on in the ordinary course,

          (v) Zhongjin has not waived or surrendered any right of material value,

          (vi) Zhongjin has not discharged or satisfied or paid any lien or encumbrance or obligation or liability other than current liabilities in the ordinary course of business, and

          (vii) no capital expenditures in excess of $10,000 individually or $30,000 in total have been authorized or made;

Zhongjin - Income Tax Matters

     (t) Tax Returns. All tax returns and reports of Zhongjin required by law to be filed have been filed and are true, complete and correct, and any taxes payable in accordance with any return filed by Zhongjin or in accordance with any notice of assessment or reassessment issued by any taxing authority have been so paid;

     (u) Current Taxes. Adequate provisions have been made for taxes payable for the current period for which tax returns are not yet required to be filed and there are no agreements, waivers, or other arrangements providing for an extension of time with respect to the filing of any tax return by, or payment of, any tax, governmental charge or deficiency by Zhongjin. Zhongjin is not aware of any contingent tax liabilities or any grounds which would prompt a reassessment including aggressive treatment of income and expenses in filing earlier tax returns;

Zhongjin - Applicable Laws and Legal Matters

     (v) Licenses. Zhongjin holds all licenses and permits as may be requisite for carrying on the Zhongjin Business in the manner in which it has heretofore been carried on, which licenses and permits have been maintained and continue to be in good standing except where the failure to obtain or maintain such licenses or permits would not have a material adverse effect on the Zhongjin Business;

     (w) Applicable Laws. Zhongjin has not been charged with or received notice of breach of any laws, ordinances, statutes, regulations, by-laws, orders or decrees to which they are subject or which applies to them the violation of which would have a material adverse effect on the Zhongjin Business, and, to the knowledge of the Zhongjin Shareholders, Zhongjin is not in breach of any laws, ordinances, statutes, regulations, by-laws, orders or decrees the contravention of which would result in a material adverse impact on the Zhongjin Business;

     (x) Pending or Threatened Litigation. There is no material litigation or administrative or governmental proceeding pending or threatened against or relating to Zhongjin, the Zhongjin Business, or any of the Zhongjin Assets, nor do the Zhongjin Shareholders have any knowledge of any deliberate act or omission of Zhongjin that would form any material basis for any such action or proceeding;

     (y) No Bankruptcy. Zhongjin has not made any voluntary assignment or proposal under applicable laws relating to insolvency and bankruptcy and no bankruptcy petition has been filed or presented against Zhongjin and no order has been made or a resolution passed for the winding-up, dissolution or liquidation of Zhongjin;

     (z) Labor Matters. Zhongjin is not party to any collective agreement relating to the Zhongjin Business with any labor union or other association of employees and no part of the Zhongjin Business has been certified as a unit appropriate for collective bargaining or, to the knowledge of the Zhongjin Shareholders, has made any attempt in that regard;

     (aa) Finder's Fees. Zhongjin is not a party to any agreement which provides for the payment of finder's fees, brokerage fees, commissions or other fees or amounts which are or may become payable to any third party in connection with the execution and delivery of this Agreement and the transactions contemplated herein;

Execution and Performance of Agreement

     (bb) Authorization and Enforceability. The execution and delivery of this Agreement, and the completion of the transactions contemplated hereby, have been duly and validly authorized by all necessary corporate action on the part of Zhongjin;

     (cc) No Violation or Breach. The execution and performance of this Agreement will not

          (i) violate the charter documents of Zhongjin or result in any breach of, or default under, any loan agreement, mortgage, deed of trust, or any other agreement to which Zhongj in is a party,

          (ii) give any person any right to terminate or cancel any agreement including, without limitation, Zhongjin Material Contracts, or any right or rights enjoyed by Zhongjin,

          (iii) result in any alteration of Zhongjin's obligations under any agreement to which Zhongjin is a party including, without limitation, the Zhongjin Material Contracts,

          (iv) result in the creation or imposition of any lien, encumbrance or restriction of any nature whatsoever in favor of a third party upon or against the Zhongjin Assets,

          (v) result in the imposition of any tax liability to Zhongjin relating to Zhongjin Assets or the Zhongjin Shares, or

          (vi) violate any court order or decree to which either Zhongjin is subject;

Zhongjin Assets - Ownership and Condition

     (dd) Business Assets. The Zhongjin Assets, comprise all of the property and assets of the Zhongjin Business, and neither the Zhongjin Shareholders nor any other person, firm or corporation owns any assets used by Zhongjin in operating the Zhongjin Business, whether under a lease, rental agreement or other arrangement, other than as disclosed in Schedules "0" or "R" hereto;

     (ee) Title. Zhongjin is the legal and beneficial owner of the Zhongjin Assets, free and clear of all mortgages, liens, charges, pledges, security interests, encumbrances or other claims whatsoever, save and except as disclosed in Schedules "0" or "R" hereto;

     (ff)No Option. No person, firm or corporation has any agreement or option or a right capable of becoming an agreement for the purchase of any of the Zhongjin Assets;

     (gg)Zhongiin Insurance Policies. Zhongjin maintains the public liability insurance and insurance against loss or damage to the Zhongjin Assets and the Zhongjin Business as described in Schedule "P" hereto;

     (hh) Zhongiin Material Contracts. The Zhongjin Material Contracts listed in Schedule "R" constitute all of the material contracts of Zhongjin;

     (ii) No Default. There has not been any default in any material obligation of Zhongjin or any other party to be performed under any of Zhongjin Material Contracts, each of which is in good standing and in full force and effect and unamended (except as disclosed in Schedule "R"), and Zhongjin is not aware of any default in the obligations of any other party to any of the Zhongjin Material Contracts;

     (jj) No Compensation on Termination. There are no agreements, commitments or understandings relating to severance pay or separation allowances on termination of employment of any employee of Zhongjin. Zhongjin is not obliged to pay benefits or share profits with any employee after termination of employment except as required by law;

Zhongjin Assets - Zhongjin Equipment

     (kk) Zhongiin Equipment. The Zhongjin Equipment has been maintained in a manner consistent with that of a reasonably prudent owner and such equipment is in good working condition;

Zhongjin Assets - Zhongjin Goodwill and Other Assets

     (11) Zhongjin Goodwill. Zhongjin carries on the Zhongjin Business only under the name " Tianjin Zhongjin Biology Development Co., Ltd." and variations thereof and under no other business or trade names. The Zhongjin Shareholders do not have any knowledge of any infringement by Zhongjin of any patent, trademark, copyright or trade secret;

The Business of Zhongjin

     (mm) Maintenance of Business. Since the date of the Zhongjin Financial Statements, the Zhongjin Business has been carried on in the ordinary course and Zhongjin has not entered into any material agreement or commitment except in the ordinary course; and

     (nn) Subsidiaries. Zhongjin does not own any subsidiaries and does not otherwise own, directly or indirectly, any shares or interest in any other corporation, partnership, joint venture or firm and Zhongjin does not own any subsidiary and does not otherwise own, directly or indirectly, any shares or interest in any other corporation, partnership, joint venture or firm.

Non-Merger and Survival

5.2 The representations and warranties of Zhongjin contained herein will be true at and as of Closing in all material respects as though such representations and warranties were made as of such time. Notwithstanding the completion of the transactions contemplated hereby, the waiver of any condition contained herein (unless such waiver expressly releases a party from any such representation or warranty) or any investigation made by KS E-Media, the representations and warranties of Zhongjin shall survive the Closing.

Indemnity

5.3 The Zhongjin Shareholders agree to indemnify and save harmless KS E-Media from and against any and all claims, demands, actions, suits, proceedings, assessments, judgments, damages, costs, losses and expenses, including any payment made in good faith in settlement of any claim (subject to the right of the Zhongjin Shareholders to defend any such claim), resulting from the breach by any of them of any representation or warranty of such party made under this Agreement or from any misrepresentation in or omission from any certificate or other instrument furnished or to be furnished by Zhongjin or the Zhongjin Shareholders to KS E-Media hereunder.

                                    ARTICLE 6
                            COVENANTS OF ZHONGJIN AND
                            THE ZHONGJIN SHAREHOLDERS

Covenants

6.1 Zhongjin and the Zhongjin Shareholders covenant and agree with KS E-Media that they will:

     (a) Conduct of Business. Until the Closing, conduct the Zhongjin Business diligently and in the ordinary course consistent with the manner in which the Zhongjin Business generally has been operated up to the date of execution of this Agreement;

     (b) Preservation of Business. Until the Closing, use their best efforts to preserve the Zhongjin Business and the Zhongjin Assets and, without limitation, preserve for KS E-Media Zhongjin's relationships with their suppliers, customers and others having business relations with them;

     (c) Access. Until the Closing, give KS E-Media and its representatives full access to all of the properties, books, contracts, commitments and records of Zhongjin relating to Zhongjin, the Zhongjin Business and the Zhongjin Assets, and furnish to KS E-Media and its representatives all such information as they may reasonably request;

     (d) Procure Consents. Until the Closing, take all reasonable steps required to obtain, prior to Closing, any and all third party consents required to permit the Acquisition and to preserve and maintain the Zhongjin Assets, including the Zhongjin Material Contracts, notwithstanding the change in control of Zhongjin arising from the Acquisition;

     (e) Reporting and Internal Controls. From and after the Closing, the Zhongjin Shareholders shall forthwith take all required actions to implement internal controls on the business of Zhongjin to ensure that Zhongjin and KS E-Media comply with Section 13(b)(2) of the Securities and Exchange Act of 1934;
                                       19

     (f) Stock Dividend. Within ten (10) days from the Closing Date, Zhongjin and the Zhongjin Shareholders shall cause KS E-Media to effectuate a four-for-one forward split of the KS E-Media Common Shares by way of stock dividend;

     (g) Name Change. Forthwith after the Closing, Zhongjin and the Zhongjin Shareholders shall take such steps are required to change the name of KS EMedia to "Genex Pharmaceutical, Inc." or such similar name as may be acceptable to the board of directors of KS E-Media;

     (h) Sale of Business. Within thirty (30) days from the Closing Date, KS E-Media shall sell its business operations, as they exist immediately prior to the Closing, to Mayur Pandya. In consideration of the sale, Mr. Pandya shall return 2,212,500 KS E-Media Common Shares to KS E-Media for cancellation. In addition, Mr. Pandya shall forgive all indebtedness owed by KS E-Media to Mr. Pandya;

     (i) No Reverse Stock Splits. For a period of twelve (12) months following the Closing, take any action to cause or result in any way in a reverse stock split of the capital stock of KS E-Media; and

     (j) 1934 Act Reports. >From and after the Closing Date, take all such steps as are necessary to discharge all reporting obligations imposed upon them by the Securities Exchange Act of 1934.

Authorization

6.2 Zhongjin hereby agrees to authorize and direct any and all federal, state, municipal, foreign and international governments and regulatory authorities having jurisdiction respecting Zhongjin to release any and all information in their possession respecting Zhongjin to KS EMedia. Zhongjin shall promptly execute and deliver to KS E-Media any and all consents to the release of information and specific authorizations which KS E-Media reasonably require to gain access to any and all such information.

Survival

6.3 The covenants set forth in this Article shall survive the Closing for the benefit of KS EMedia.


                                    ARTICLE 7
                              CONDITIONS PRECEDENT

Conditions Precedent in favor of KS E-Media

7.1 KS E-Media's obligations to carry out the transactions contemplated hereby are subject to the fulfillment of each of the following conditions precedent on or before the Closing:

     (a) all documents or copies of documents required to be executed and delivered to KS E-Media hereunder will have been so executed and delivered;

     (b) all of the terms, covenants and conditions of this Agreement to be complied with or performed by Zhongjin or the Zhongjin Shareholders at or prior to the Closing will have been complied with or performed;

     (c) title to the Zhongjin Shares held by the Zhongjin Shareholders and to the Zhongjin Assets will be free and clear of all mortgages, liens, charges, pledges, security interests, encumbrances or other claims whatsoever, save and except as disclosed herein, and the Zhongjin Shares shall be duly transferred to KS EMedia;

     (d)  subject to Article 8 hereof, there will not have occurred

          (i) any material adverse change in the financial position or condition of Zhongjin, its liabilities or the Zhongjin Assets or any damage, loss or other change in circumstances materially and adversely affecting Zhongjin, the Zhongjin Business or the Zhongjin Assets or Zhongjin's right to carry on the Zhongjin Business, other than changes in the ordinary course of business, none of which has been materially adverse, or

          (ii) any damage, destruction, loss or other event, including changes to any laws or statutes applicable to Zhongjin or the Zhongjin Business (whether or not covered by insurance) materially and adversely affecting Zhongjin, the Zhongjin Business or the Zhongjin Assets; and

     (e) the transactions contemplated hereby shall have been approved by all other regulatory authorities having jurisdiction over the subject matter hereof, if any.

Waiver by KS E-Media

7.2 The conditions precedent set out in the preceding section are inserted for the exclusive benefit of KS E-Media and any such condition may be waived in whole or in part by KS EMedia at or prior to the Closing by delivering to Zhongjin a written waiver to that effect signed by KS E-Media. In the event that the conditions precedent set out in the preceding section are not satisfied on or before the Closing, KS E-Media shall be released from all obligations under this Agreement.

Conditions Precedent in Favor of Zhongjin and the Zhongjin Shareholders

7.3 The obligations of Zhongjin and the Zhongjin Shareholders to carry out the transactions contemplated hereby are subject to the fulfillment of each of the following conditions precedent on or before the Closing:

     (a) all documents or copies of documents required to be executed and delivered to Zhongjin hereunder will have been so executed and delivered;

     (b) all of the terms, covenants and conditions of this Agreement to be complied with or performed by KS E-Media at or prior to the Closing will have been complied with or performed;

     (c) KS E-Media will have delivered the Acquisition Shares to be issued pursuant to the terms of the Acquisition to Zhongjin at the Closing and the Acquisition Shares will be registered on the books of KS E-Media in the name of the holder of Zhongjin Shares at the time of Closing;

     (d) title to the Acquisition Shares will be free and clear of all mortgages, liens, charges, pledges, security interests, encumbrances or other claims whatsoever;

     (e)  subject to Article 8 hereof, there will not have occurred

          (i) any material adverse change in the financial position or condition of KS E-

               Media, its subsidiaries, their liabilities or the KS E-Media Assets or any damage, loss or other change in circumstances materially and adversely affecting KS E-Media, the KS E-Media Business or the KS E-Media Assets or KS E-Media' right to carry on the KS E-Media Business, other than changes in the ordinary course of business, none of which has been materially adverse, or

          (ii) any damage, destruction, loss or other event, including changes to any laws or statutes applicable to KS E-Media or the KS E-Media Business (whether or not covered by insurance) materially and adversely affecting KS E-Media, its subsidiaries, the KS E-Media Business or the KS EMedia Assets;

     (f) the transactions contemplated hereby shall have been approved by all other regulatory authorities having jurisdiction over the subject matter hereof, if any; and

     (g) the satisfaction of all liabilities of KS E-Media on or prior to the Closing Date, other than those liabilities to be transferred to Mr. Pandya, save and except for liabilities incurred in connection with the Acquisition.

Waiver by Zhongjin and the Zhongjin Shareholders

7.4 The conditions precedent set out in the preceding section are inserted for the exclusive benefit of Zhongjin and the Zhongjin Shareholders and any such condition may be waived in whole or in part by Zhongjin or the Zhongjin Shareholders at or prior to the Closing by delivering to KS E-Media a written waiver to that effect signed by Zhongjin and the Zhongjin Shareholders. In the event that the conditions precedent set out in the preceding section are not satisfied on or before the Closing, Zhongjin and the Zhongjin Shareholders shall be released from all obligations under this Agreement.

Nature of Conditions Precedent

7.5 The conditions precedent set forth in this Article are conditions of completion of the transactions contemplated by this Agreement and are not conditions precedent to the existence of a binding agreement. Each party acknowledges receipt of the sum of $1.00 and other good and valuable consideration as separate and distinct consideration for agreeing to the conditions of precedent in favor of the other party or parties set forth in this Article.

Termination

7.6 Notwithstanding any provision herein to the contrary, if the Closing does not occur on or before June 30, 2004, this Agreement will be at an end and will have no further force or effect, unless otherwise agreed upon by the parties in writing.

Confidentiality

7.7 Notwithstanding any provision herein to the contrary, the parties hereto agree that the existence and terms of this Agreement are confidential and that if this Agreement is terminated pursuant to the preceding section the parties agree to return to one another any and all financial, technical and business documents delivered to the other party or parties in connection with the negotiation and execution of this Agreement and shall keep the terms of this Agreement and all information and documents received from Zhongjin and KS E-Media and the contents thereof confidential and not utilize nor reveal or release same, provided, however, that KS E-Media will be required to issue a news release regarding the execution and consummation of this Agreement and file a Current Report on Form 8-K with the Securities and Exchange Commission respecting the proposed Acquisition contemplated hereby together with such other documents as are required to maintain the currency of KS E-Media's filings with the Securities and Exchange Commission.

                                    ARTICLE 8
                                      RISK

Material Change in the Business of Zhongjin

8.1 If any material loss or damage to the Zhongjin Business occurs prior to Closing and such loss or damage, in KS E-Media' reasonable opinion, cannot be substantially repaired or replaced within sixty (60) days, KS E-Media shall, within two (2) days following any such loss or damage, by notice in writing to Zhongjin, at its option, either:

     (a) terminate this Agreement, in which case no party will be under any further obligation to any other party; or

     (b) elect to complete the Acquisition and the other transactions contemplated hereby, in which case the proceeds and the rights to receive the proceeds of all insurance covering such loss or damage will, as a condition precedent to KS E-Media' obligations to carry out the transactions contemplated hereby, be vested in Zhongjin or otherwise adequately secured to the satisfaction of KS E-Media on or before the Closing Date.

 Material Change in the KS E-Media Business

8.2 If any material loss or damage to the KS E-Media Business occurs prior to Closing and such loss or damage, in Zhongjin's reasonable opinion, cannot be substantially repaired or replaced within sixty (60) days, Zhongjin shall, within two (2) days following any such loss or damage, by notice in writing to KS E-Media, at its option, either:

     (a) terminate this Agreement, in which case no party will be under any further obligation to any other party; or

     (b) elect to complete the Acquisition and the other transactions contemplated hereby, in which case the proceeds and the rights to receive the proceeds of all insurance covering such loss or damage will, as a condition precedent to Zhongjin's obligations to carry out the transactions contemplated hereby, be vested in KS EMedia or otherwise adequately secured to the satisfaction of Zhongjin on or before the Closing Date.

                                    ARTICLE 9
                                     CLOSING

Closing

9.1 The Acquisition and the other transactions contemplated by this Agreement will be closed at the Place of Closing in accordance with the closing procedure set out in this Article.

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
Documents to be Delivered by Zhongjin

9.2 On or before the Closing, Zhongjin and the Zhongjin Shareholders will deliver or cause to be delivered to KS E-Media:

     (a) the original or certified copies of the charter documents of Zhongjin and all corporate records documents and instruments of Zhongjin, the corporate seal of Zhongjin and all books and accounts of Zhongjin;

     (b) all reasonable consents or approvals required to be obtained by Zhongjin for the purposes of completing the Acquisition and preserving and maintaining the interests of Zhongjin under any and all Zhongjin Material Contracts and in relation to Zhongjin Assets;

     (c) certified copies of such resolutions of the shareholders and directors of Zhongjin as are required to be passed to authorize the execution, delivery and implementation of this Agreement;

     (d) an acknowledgement from Zhongjin and the Zhongjin Shareholders of the satisfaction of the conditions precedent set forth in section 7.3 hereof;

     (e) the certificates or other evidence of ownership of the Zhongjin Shares, together with such other documents or instruments required to effect transfer of ownership of the Zhongjin Shares to KS-Media; and Documents to be Delivered by KS E-Media

     (f) such other documents as KS E-MEdia may reasonably require to give effect to the terms and intention of this Agreement.

Documents to be Delivered by KS E-Media

9.3 On or before the Closing, KS E-Media shall deliver or cause to be delivered to Zhongjin and the Zhongjin Shareholders:

     (a) share certificates representing the Acquisition Shares duly registered in the names of the holders of shares of Zhongjin Common Stock;

     (b) certified copies of such resolutions of the directors of KS E-Media as are required to be passed to authorize the execution, delivery and implementation of this Agreement;

     (c) a certified copy of a resolution of the directors of KS E-Media dated as of the Closing Date appointing the nominees of Zhongjin as officers of Zhongjin and appointing the nominee of the Zhongjin Shareholders to the board of directors of KS E-Media;

     (d)  undated resignation of Mayur Pandya as a director of KS E-Media;

     (e) an acknowledgement from KS E-Media of the satisfaction of the conditions precedent set forth in section 7.1 hereof;

     (f) such other documents as Zhongjin may reasonably require to give effect to the terms and intention of this Agreement.

                                   ARTICLE 10
                              POST-CLOSING MATTERS

          Forthwith after the Closing, KS E-Media, Zhongjin and the Zhongjin Shareholders, as the case may be, agree to use all their best efforts to:

     (a)  issue a news release reporting the Closing;

     (b) file with the Securities and Exchange Commission a report on Form 14f1 disclosing the change in control of KS E-Media and, 10 days after such filing, forthwith date and accept the resignation of Mayur Pandya as a director of KS EMedia;

     (c) file a Form 8-K with the Securities and Exchange Commission disclosing the terms of this Agreement within 15 days of the Closing and, not more than 60 days following the filing of the Form 8-K, file and amended Form 8-K which includes the audited financial statements of Zhongjin as well as pro forma financial information of Zhongjin and KS E-Media as required by Item 310 of Regulation SB as promulgated by the Securities and Exchange Commission;

     (d) file reports on Forms 13D and 3 with the Securities and Exchange Commission disclosing the acquisition of the Acquisition Shares by the Zhongjin Shareholders;

     (e) within 10 days of the Closing, take such steps are required to change the name of KS E-Media to "Genex Pharmaceutical, Inc." or such similar name as may be acceptable to the board of directors of KS E-Media; and

     (f) within 10 days of the Closing, take such steps are required to effectuate a fourfor-one forward split of the KS E-Media Common Shares by way of stock dividend.

                                   ARTICLE 11
                               GENERAL PROVISIONS

Arbitration

11.1 The parties hereto shall attempt to resolve any dispute, controversy, difference or claim arising out of or relating to this Agreement by negotiation in good faith. If such good negotiation fails to resolve such dispute, controversy, difference or claim within fifteen (15) days after any party delivers to any other party a notice of its intent to submit such matter to arbitration, then any party to such dispute, controversy, difference or claim may submit such matter to arbitration in the City of New York, New York.

Notice

11.2 Any notice required or permitted to be given by any party will be deemed to be given when in writing and delivered to the address for notice of the intended recipient by personal delivery, prepaid single certified or registered mail, or telecopier. Any notice delivered by mail shall be deemed to have been received on the fourth business day after and excluding the date of mailing, except in the event of a disruption in regular postal service in which event such notice shall be deemed to be delivered on the actual date of receipt. Any notice delivered personally or by telecopier shall be deemed to have been received on the actual date of delivery.

Addresses for Service

11.3The address for service of notice of each of the parties hereto is as follows:

     (a)  KS E-Media:

          KS E-Media Holdings, Inc.
          1145 West 7th Avenue
          Vancouver, BC V6H 1B5
          Attn: Mayur Pandya, President
          Phone: (604) 488-7012
          Telecopier: (604) 802-5580

     (b)  Zhongjin or the Zhongjin Shareholders:

          Tianjin Zhongjin Biology Development Co., Ltd.
          1801 Guangyiun Building
          Youyibeilu, Hexi Dstrict
          Tianjin, China

          With a copy to:

          Sichenzia Ross Friedman Ference LLP
          1065 Avenue of the Americas
          New York, New York 10018
          Attn: Marc Ross, Esq.
          Phone: (212) 930-9700
          Telecopier: (212) 930-9725

Change of Address

11.4 Any party may, by notice to the other parties change its address for notice to some other address in North America and will so change its address for notice whenever the existing address or notice ceases to be adequate for delivery by hand. A post office box may not be used as an address for service.

Further Assurances

11.5 Each of the parties will execute and deliver such further and other documents and do and perform such further and other acts as any other party may reasonably require to carry out and give effect to the terms and intention of this Agreement.

Time of the Essence

11.6 Time is expressly declared to be the essence of this Agreement. Entire Agreement

11.7 The provisions contained herein constitute the entire agreement among Zhongjin, the Zhongjin Shareholders and KS E-Media respecting the subject matter hereof and supersede all previous communications, representations and agreements, whether verbal or written, among Zhongjin, the Zhongjin Shareholders and KS E-Media with respect to the subject matter hereof.

Enurement

11.8 This Agreement will enure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and permitted assigns.

Assignment

11.9 This Agreement is not assignable without the prior written consent of the parties hereto.

Counterparts

11.10 This Agreement may be executed in counterparts, each of which when executed by any party will be deemed to be an original and all of which counterparts will together constitute one and the same Agreement. Delivery of executed copies of this Agreement by telecopier will constitute proper delivery, provided that originally executed counterparts are delivered to the parties within a reasonable time thereafter.

Applicable Law

11.11 This Agreement is subject to the laws of the State of New York.

                 [Remainder of page intentionally left blank.]

          IN WITNESS WHEREOF the parties have executed this Agreement effective as of the day and year first above written.

                                                  KS E-MEDIA HOLDINGS, INC.



                                                 By: /S/ Mayur Pandya
                                                 ------------------------
                                                 Mayur Pandya, President



                                                 TIANJIN ZHONGJIN BIOLOGY
                                                 DEVELOPMENT CO., LTD.


                                                 By:/S/ Fuzhi Song
                                                 ---------------------
                                                 Fuzhi Song, Chairman



                                                  SHAREHOLDERS


                                                   /S/ Fuzhi Song
                                                   ---------------
                                                   Fuzhi Song


                                                   /S/ Deshun Song
                                                   ---------------
                                                   Deshun Song